                                                                    EXHIBIT 99.1



                              LETTER OF TRANSMITTAL
                                 FOR TENDERS OF

                   $100,000,000 AGGREGATE PRINCIPAL AMOUNT OF
                          6 5/8% SENIOR NOTES DUE 2009

                                       OF

                          VALASSIS COMMUNICATIONS, INC.

                           PURSUANT TO THE PROSPECTUS
        DATED _________________, 1999, OF VALASSIS COMMUNICATIONS, INC.

--------------------------------------------------------------------------------
          THE EXCHANGE OFFER WILL EXPIRE AT _________________, NEW YORK
          CITY TIME, ON ________________, 1999, UNLESS EXTENDED. TENDERED SECURITIES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE
                     EXPIRATION DATE OF THE EXCHANGE OFFER.
--------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

              By Hand or Overnight Delivery (before ________ p.m.):

                              The Bank of New York
                               101 Barclay Street
                            Corporate Trust Services
                                  Ground Level
                            New York, New York 10286
                        Attention: Reorganization Section
                                Jacqueline Warren
                                 (212) 815-5924

                        By Registered or Certified Mail:

                              The Bank of New York
                               101 Barclay Street
                                    Floor 7-E
                            New York, New York 10286
                        Attention: Reorganization Section
                                Jacqueline Warren
                                 (212) 815-5924

                    By facsimile (for Eligible Institutions):

                                 (212) 815-6339
                     Confirm by Telephone to: (212) 815-5920

(originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand delivery or by overnight delivery services)

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus, as defined below.

         The undersigned acknowledges that he or she has received and reviewed the Prospectus dated ______________, 1999 (the "Prospectus"), of Valassis Communications, Inc. (the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $100,000,000 6 5/8% Senior Notes Due 2009 (the "Exchange Notes"), for a like principal amount of the Issuer's issued and outstanding 6 5/8% Senior Notes Due 2009 (the "Old Notes").

         The term "Expiration Date" shall mean ________, New York City time, on _________, 1999, unless the Issuer, in its sole discretion, extends the Exchange Offer. The Issuer reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open at its discretion, in which event the term "Expiration Date" shall mean the time and date when the Exchange Offer as so extended shall expire. During any such extension, all Old Notes previously tendered will remain subject to the Exchange Offer and may be accepted for exchange by the Issuer. Any Old Notes not accepted for exchange for any reason will be returned without expense to the tendering holder thereof as promptly as practicable after the expiration or termination of the Exchange Offer.

         The Issuer expressly reserves the right to amend or terminate the Exchange Offer, and not to accept for exchange any Old Notes not theretofore accepted for exchange, upon the occurrence of any of the conditions to the Exchange Offer specified in the Prospectus under the section entitled "The Exchange Offer--Conditions to the Exchange Offer."

         The Issuer shall notify the holders of the Old Notes of any extension by oral or written notice (which may be by means of a press release or other public announcement) no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. The Issuer reserves the right, in its sole discretion, (i) to delay accepting any Old Notes, or, if any of the conditions set forth under "--Conditions to Exchange Offer" shall not have been satisfied, to terminate the Exchange Offer, by giving oral or written notice of such delay or termination to the Exchange Agent, or (ii) to amend the terms of the Exchange Offer in any manner.

         The Exchange Notes will bear interest from the last interest payment date on which interest was paid on the Old Notes surrendered in exchange therefor or, if no interest has been paid on such Old Notes, from the date of original issue of the Old Notes (January 12, 1999) at the same rate and upon the same terms as the Old Notes. Holders whose Old Notes are accepted for exchange will not receive interest on such Old Notes for any period subsequent to the last interest payment date, if any, of the Old Notes to occur prior to the issue date of the Exchange Notes and will be deemed to have waived the right to receive any payment in respect of interest on the Old Notes accrued from and after such interest payment date, if any.

         The Exchange Offer is not conditioned upon any minimum principal amount of Old Notes being tendered for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section entitled "The Exchange Offer--Conditions to the Exchange Offer".

         The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Old Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

         This Letter of Transmittal is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and deliver all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the section entitled "The Exchange Offer--Guaranteed Delivery Procedures".

         Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING THE BOX ENTITLED
                        "DESCRIPTION OF OLD NOTES" BELOW

         List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.


--------------------------------------------------------------------------------
         DESCRIPTION OF OLD NOTES
         (See instructions 2, 3 and 8)
--------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF              OLD NOTE(S) TENDERED
 REGISTERED HOLDER(S) (PLEASE             (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
       FILL IN IF BLANK)
-------------------------------- -------------------------- ------------------------------- --------------------------------
                                  CERTIFICATE NUMBER(S)(1)  AGGREGATE PRINCIPAL AMOUNT OF    PRINCIPAL AMOUNT OF OLD NOTES
                                                               OLD NOTES REPRESENTED BY          TENDERED(2) (MUST BE IN
                                                                    CERTIFICATE(S)            DENOMINATIONS OF $1,000 OR
                                                                                              INTEGRAL MULTIPLES THEREOF)
                                 -------------------------- ------------------------------- --------------------------------

                                 -------------------------- ------------------------------- --------------------------------

                                 -------------------------- ------------------------------- --------------------------------

                                 -------------------------- ------------------------------- --------------------------------
                                 TOTAL
----------------------------------------------------------- ------------------------------- --------------------------------

(1)Certificate numbers not required if Old Notes are being tendered by book-entry transfer.
(2)Unless otherwise indicated, a holder will be deemed to have tendered all of the Old Notes represented in the Aggregate Principal Amount of Old Notes Represented by Certificate(s) column.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:
                                        ----------------------------------------
         Account Number:
                                        ----------------------------------------
         Transaction Code Number:
                                        ----------------------------------------

[ ]  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY
     IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

         Name(s) of Registered Holder(s):

         --------------------------------------

         Window Ticket Number (if any):

         --------------------------------------

         Date of Execution of Notice of Guaranteed Delivery:
                                                            --------------------
         Name of Institution which Guaranteed Delivery:
                                                       -------------------------
                  If Guaranteed Delivery is to be made by Book-Entry Transfer:

         Name of Tendering Institution:
                                        ----------------------------------------
         Account Number:
                                        ----------------------------------------
         Transaction Code Number:
                                        ----------------------------------------

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
          -----------------------------------------------------------

Address:

          -----------------------------------------------------------

          -----------------------------------------------------------

          -----------------------------------------------------------

            NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE
                      ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Old Notes indicated above. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to such Old Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer in connection with the Exchange Offer) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Issuer and deliver all accompanying evidences of transfer and authenticity to or upon the order of the Issuer, (ii) present such Old Notes for transfer on the books of the Issuer and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of the beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned hereby further represents that (i) any Exchange Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (ii) neither the holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and (iii) neither the holder nor any such other person is an "affiliate," as described in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Issuer.

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment, transfer and sale of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal.

         For the purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent.

         If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer through the Book-Entry Transfer Facility, will be credited to an account maintained at the Book-Entry Transfer Facility), without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under the "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

         The undersigned understands that tenders of Old Notes pursuant to the procedures described under the section entitled "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name(s) of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes." In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) indicated in such boxes. The undersigned understands that the Issuer has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Notes so tendered.

             PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                        BEFORE COMPLETING ANY BOX ABOVE.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS) (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

         I hereby tender the Old Notes described above in the box entitled "Description of Old Notes" pursuant to the terms of the Exchange Offer.

________________________________      ________________________, 199_

________________________________      ________________________, 199_

________________________________      ________________________, 199_
Signature(s) of Owner(s)                             Date

         If a holder is tendering any Old Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name(s):
          --------------------------------------------------
                        (please type or print)
Capacity:
          --------------------------------------------------

Address:
          --------------------------------------------------
                          (include zip code)

         SIGNATURE GUARANTEE
         (IF REQUIRED BY INSTRUCTIONS 1 AND 4)

Signature(s) guaranteed by an Eligible Institution:

         ---------------------------------------
                  (authorized signature)

         ---------------------------------------
                         (title)

         ---------------------------------------
                      (name of firm)

         ---------------------------------------
             (area code and telephone number)

Dated:  __________________, 199_

--------------------------------------------------------------------------------
         SPECIAL ISSUANCE INSTRUCTIONS
         (SEE INSTRUCTIONS 1, 4 AND 5)

         To be completed ONLY if certificates for the Old Notes that are not exchanged and/or the Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Exchange Notes and/or Old Notes to:

Name:
          ------------------------------------------------------
                         (please type or print)

          ------------------------------------------------------
                         (please type or print)


Address:
          ------------------------------------------------------

          ------------------------------------------------------
                           (include zip code)

          ------------------------------------------------------
            Employer Identification or Social Security Number
                      (Complete Substitute Form W-9)


Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:


         ------------------------------------------------------------
         (Book-Entry Transfer Facility account number, if applicable)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         SPECIAL DELIVERY INSTRUCTIONS
         (SEE INSTRUCTIONS 1, 4 AND 5)

         To be completed ONLY if certificates for the Old Notes that are not exchanged and/or the Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter of Transmittal above.

Mail Exchange Notes and/or Old Notes to:

Name:
          ------------------------------------------------------
                         (please type or print)

Address:
          ------------------------------------------------------
                           (include zip code)

--------------------------------------------------------------------------------
             PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                        BEFORE COMPLETING ANY BOX ABOVE.

          THIS LETTER OF TRANSMITTAL MUST BE USED TO FORWARD, AND MUST
         ACCOMPANY, ALL CERTIFICATES FOR OLD NOTES TENDERED PURSUANT TO
                              THE EXCHANGE OFFER.

         INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by holders of Old Notes if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a copy hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of $1,000 or integral multiples thereof.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF OLD NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE ISSUER.

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, (ii) cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (iii) who cannot comply with the procedures for book-entry tender on a timely basis must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (x) such tender must be made through an Eligible Institution (as defined below); (y) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, fax transmission, or mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of the Old Notes to be tendered (except in the case of book-entry tenders) and the principal amount of Old Notes to be tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, this Letter of Transmittal (or a copy hereof) together with the certificate(s) representing the Old Notes (except in the case of book-entry tender(s)) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (z) such properly completed and executed Letter of Transmittal (or a copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer or a Book-Entry Confirmation with respect to such Old Notes, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date, all as provided in the Prospectus under the section entitled "The Exchange Offer--Guaranteed Delivery Procedures." Any holder who wishes to tender its Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to the Expiration Date. As used in this Letter of Transmittal, "Eligible Institution" shall mean a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

     All questions as to the validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes, the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions contained in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     See the section entitled "The Exchange Offer" in the Prospectus.

2. TENDER BY HOLDER. Only a registered holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on behalf of such beneficial owner. If such beneficial owner wishes to tender on such owner's own behalf, such owner must, prior to completing and executing this Letter of Transmittal and delivering such owner's Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such owner's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

3. PARTIAL TENDERS AND WITHDRAWALS. Tenders of Old Notes will be accepted only in denominations of $1,000 and integral multiples thereof. If less than all of the Old Notes represented by a certificate or owned by a holder are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box entitled "Description of Old Notes." A reissued certificate representing the balance of non-tendered Old Notes will be sent to such tendering holder (except in the case of book-entry tenders), unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

     Any holder who has tendered Old Notes may withdraw the tender by delivering written notice of withdrawal to the Exchange Agent prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at its address set forth on the first page of this Letter of Transmittal. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes (except in the case of book-entry tenders)), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee (as defined in the Prospectus) register the transfer of such Old Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. If Old Notes have been delivered or otherwise identified to the Exchange Agent, the name of the registered holder and the certificate numbers of the particular Old Notes withdrawn must also be furnished to the Exchange Agent as aforesaid prior to the physical release of the withdrawn Old Notes. If the Old Notes have been tendered pursuant to the procedures for book-entry tender set forth in the Prospectus, a notice of withdrawal must specify, in lieu of certificate numbers, the name and account number at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes. Old Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Old Notes may be tendered by again following one of the procedures herein at any time prior to the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of notice of withdrawal will be determined by the Issuer, whose determinations will be final and binding on all parties. Neither the Issuer, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. See the section entitled "The Exchange Offer--Withdrawal Rights" in the Prospectus.

4. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURE. If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates (if applicable) without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s).

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

     Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of such Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Institution.

5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders of Old
Notes should indicate in the applicable box the name and address in and to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

7. WAIVER OF CONDITIONS. Subject to the terms and conditions set forth in the Prospectus, the Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Issuer nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any holder whose Old
Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address indicated on the first page of this Letter of Transmittal or by telephone at (212) 815-5920.

     IMPORTANT TAX INFORMATION

     Under U.S. federal income tax laws, a registered holder of Old Notes or Exchange Notes is required to provide the Trustee (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Trustee is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such holder with respect to Old Notes or Exchange Notes may be subject to backup withholding.

     Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Trustee a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. A Form W-8 can be obtained from the Trustee.

     If backup withholding applies, the Trustee is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made with respect to Old Notes or Exchange Notes, the holder is required to provide the Trustee with: (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) such holder is exempt from backup withholding, (B) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding and (ii) if applicable, an adequate basis for exemption.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                     (SEE "IMPORTANT TAX INFORMATION" ABOVE)



         PAYER'S NAME: THE BANK OF NEW YORK
------------------------------------------ ---------------------------------------- ----------------------------------------
SUBSTITUTE FORM W-9                        Part I - PLEASE PROVIDE YOUR TIN IN      Social Security Number OR Employer
                                           THE BOX AT RIGHT AND CERTIFY BY          Identification Number
Department of the Treasury                 SIGNING AND DATING BELOW
Internal Revenue Service                                                            ______________________________
                                                                                    SOCIAL SECURITY NUMBER
Payer's Request for Taxpayer
Identification Number (TIN)                                                         or____________________________
                                                                                    EMPLOYER IDENTIFICATION NUMBER
                                                                                    (if awaiting TIN write "Applied For")
                                           ---------------------------------------- ----------------------------------------
                                           Part II - For Payees exempt from
                                           backup withholding, see the enclosed
                                           Guidelines for Certification of
                                           Taxpayer Identification Number on
                                           Substitute Form W-9 and complete as
                                           instructed therein.
----------------------------------------------------------------------------------------------------------------------------

CERTIFICATION -- Under penalties of perjury, I certify that:
(1)     The number shown on this form is my correct Taxpayer Identification
        Number (or a Taxpayer Identification Number has not been issued to me) and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue
        Service ("IRS") or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. (I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number); and
(2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS: You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE:                                             DATE:
          -------------------------------------------       -------------------------
NAME:
          -------------------------------------------
                        (Please Print)
----------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU UNDER THE OLD NOTES OR THE EXCHANGE NOTES.

NOTE:     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
          WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
         CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that 31% of all reportable payments made to me prior to the time I provide a properly certified taxpayer identification number to the Exchange Agent will be withheld until I provide such a number.

SIGNATURE:                                      DATE:
           -----------------------------------         ------------------------
--------------------------------------------------------------------------------

IMPORTANT:     THIS LETTER OF TRANSMITTAL OR A COPY HEREOF (TOGETHER WITH
               THE CERTIFICATES FOR OLD NOTES (IF APPLICABLE)) AND ALL
               OTHER REQUIRED DOCUMENT(S) MUST BE RECEIVED BY THE
               EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.